UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2006

CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-12716	04-2573920
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

One Gateway Center, Suite 411, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 527-9933

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 3, 2006, Clinical Data, Inc. (the “Company”) announced the resignation of G. Steven Burrill as a member of the Company’s board of directors and member of the board’s Audit Committee, effective immediately. The Company appointed Mr. Burrill to its board of directors in connection with the Company’s December 2005 acquisition of Icoria, Inc. At the request of his partners, however, Mr. Burrill has agreed to limit his board commitments and participation only to companies in which Burrill & Company has a substantial financial interest. A copy of the press release announcing Mr. Burrill’s resignation is attached as Exhibit 99.1 to this current report and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Press Release, dated February 3, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.

By:	/s/ Caesar J. Belbel
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary

DATE: February 3, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 3, 2006.